                                                                   Exhibit 17(b)

                          BARR ROSENBERG SERIES TRUST

                          Supplement dated August 18, 2000
                                       to
                         Prospectus dated July 31, 2000

    This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

    The average annual total return for the AXA Rosenberg Japan Fund for the 10-year period ended March 31, 2000 is 0.82%. The subsection entitled "AXA Rosenberg Japan Fund" in the section entitled "Management Discussion of Fund Performance" is hereby amended accordingly.

                              FINANCIAL HIGHLIGHTS

    The section entitled "Financial Highlights" is replaced hereby in its entirety by the following:

    The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                      BRG-0036S1


                                            INCOME FROM INVESTMENT OPERATIONS
                                      ----------------------------------------------
                                                       NET REALIZED
                                                      AND UNREALIZED
                                                       GAIN/(LOSS)
                           NET ASSET                  ON INVESTMENTS
                            VALUE,         NET         AND FOREIGN      TOTAL FROM
                           BEGINNING    INVESTMENT       CURRENCY       INVESTMENT
FISCAL YEAR OR PERIOD      OF PERIOD  INCOME (LOSS)    TRANSACTIONS     OPERATIONS
---------------------      ---------  --------------  --------------  --------------
AXA ROSENBERG U.S. SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....   $ 7.66    $        --     $      2.40     $         2.40
  Year ended 3/31/99.....     9.76           0.01(a)        -2.02              -2.01
  Year ended 3/31/98.....     7.13           0.02(a)         3.14               3.16
  Year ended 3/31/97.....     7.60           0.04            1.39               1.43
  Year ended 3/31/96.....     6.97           0.03            2.34               2.37
  Adviser Shares
  Year ended 3/31/00.....   $ 7.65    $        --     $      2.37     $         2.37
  Year ended 3/31/99.....     9.75             --(a)        -2.02              -2.02
  Year ended 3/31/98.....     7.14          -0.01(a)         3.14               3.13
  1/21/97(d) to
    3/31/97..............     7.38           0.02           -0.26              -0.24
  Investor Shares
  Year ended 3/31/00.....   $ 7.63    $        --     $      2.37     $         2.37
  Year ended 3/31/99.....     9.73          -0.01(a)        -2.01              -2.02
  Year ended 3/31/98.....     7.13          -0.02(a)         3.14               3.12
  10/22/96(d) to
    3/31/97..............     8.49           0.07            0.47               0.54
AXA ROSENBERG
  INTERNATIONAL SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....   $ 9.11    $      0.15     $      2.74     $         2.89
  Year ended 3/31/99.....    10.10           0.12(a)        -1.02              -0.90
  Year ended 3/31/98.....    10.13           0.08(a)         0.14               0.22
  9/23/96(d) to
    3/31/97..............    10.00           0.02(a)         0.11               0.13
  Investor Shares
  Year ended 3/31/00.....   $ 9.10    $      0.13     $      2.71     $         2.84
  Year ended 3/31/99.....    10.09           0.07(a)        -1.00              -0.93
  Year ended 3/31/98.....    10.13           0.06(a)         0.14               0.20
  10/29/96(d) to
    3/31/97..............    10.04           0.02(a)         0.07               0.09
AXA ROSENBERG JAPAN FUND
  Institutional Shares
  Year ended 3/31/00.....   $ 5.46    $     -0.07     $      2.54     $         2.47
  Year ended 3/31/99.....     4.72          -0.02(a)         0.76               0.74
  Year ended 3/31/98.....     6.20          -0.04(a)        -1.44              -1.48
  Year ended 3/31/97.....     8.77          -0.05(a)        -2.45              -2.50
  Year ended 3/31/96.....     8.96           0.04           -0.15              -0.11
  Investor Shares
  Year ended 3/31/00.....   $ 5.44    $     -0.07     $      2.52     $         2.45
  Year ended 3/31/99.....     4.71          -0.04(a)         0.77               0.73
  Year ended 3/31/98.....     6.20          -0.04(a)        -1.45              -1.49
  10/22/96(d) to
    3/31/97..............     8.08          -0.01(a)        -1.80              -1.81
AXA ROSENBERG VALUE
  MARKET NEUTRAL FUND
  Institutional Shares
  Year ended 3/31/00.....   $ 8.99    $      0.34     $     -1.58     $        -1.24
  Year ended 3/31/99.....     9.97           0.29(a)        -1.00              -0.71
  12/16/97(d) to
    3/31/98..............    10.00           0.10(a)        -0.13              -0.03
  Investor Shares
  Year ended 3/31/00.....   $ 8.98    $      0.32     $     -1.59     $        -1.27
  Year ended 3/31/99.....     9.96           0.25(a)        -1.00              -0.75
  12/18/97(d) to
    3/31/98..............    10.00           0.08(a)        -0.12              -0.04
AXA ROSENBERG DOUBLE
  ALPHA MARKET FUND
  Institutional Shares
  Year ended 3/31/00.....   $ 9.81    $      0.35     $     -0.57     $        -0.22
  4/22/98(d) to
    3/31/99..............    10.00           0.26           -0.21               0.05
  Investor Shares
  Year ended 3/31/00.....   $ 9.79    $      0.32     $     -0.56     $        -0.24
  4/22/98(d) to
    3/31/99..............    10.00           0.21           -0.20               0.01
AXA ROSENBERG SELECT
  SECTORS MARKET NEUTRAL
  FUND
  Institutional Shares
  Year ended 3/31/00.....   $10.46    $      0.44     $      0.57     $         1.01
  10/19/98(d) to
    3/31/99..............    10.00           0.11            0.40               0.51
  Investor Shares
  Year ended 3/31/00.....   $10.43    $      0.43     $      0.53     $         0.96
  11/11/98(d) to
    3/31/99..............    10.00           0.07            0.40               0.47

FOOTNOTES TO THE FINANCIAL HIGHLIGHTS
(a) Calculated based on the average shares outstanding during the period.
(b) Distribution per share was less than $0.005.
(c) Annualized.
(d) Class inception date.


                                               DIVIDENDS AND DISTRIBUTIONS
                           -------------------------------------------------------------------
                                                               DISTRIBUTIONS
                                                                IN EXCESS OF
                                                                NET REALIZED
                                           DISTRIBUTIONS FROM     GAIN ON
                                              NET REALIZED      INVESTMENTS
                             DIVIDENDS          GAINS ON            AND                         NET ASSET
                              FROM NET      INVESTMENTS AND       FOREIGN           TOTAL        VALUE,
                             INVESTMENT     FOREIGN CURRENCY      CURRENCY      DISTRIBUTIONS    END OF        TOTAL
FISCAL YEAR OR PERIOD          INCOME         TRANSACTIONS      TRANSACTIONS   TO SHAREHOLDERS   PERIOD        RETURN
---------------------      --------------  ------------------  --------------  ---------------  ---------  --------------
AXA ROSENBERG U.S. SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....  $          --(b)   $           --   $         --    $           --    $10.06             31.36%
  Year ended 3/31/99.....          -0.01              -0.08              --             -0.09      7.66            -20.56%
  Year ended 3/31/98.....          -0.01              -0.52              --             -0.53      9.76             44.95%
  Year ended 3/31/97.....          -0.05              -1.85              --             -1.90      7.13             19.53%
  Year ended 3/31/96.....          -0.01              -1.73              --             -1.74      7.60             35.69%
  Adviser Shares
  Year ended 3/31/00.....  $          --(b)   $           --   $         --    $           --    $10.02             31.00%
  Year ended 3/31/99.....             --              -0.08              --             -0.08      7.65            -20.70%
  Year ended 3/31/98.....             --              -0.52              --             -0.52      9.75             44.50%
  1/21/97(d) to
    3/31/97..............             --                 --              --                --      7.14             -3.25%
  Investor Shares
  Year ended 3/31/00.....  $          --     $           --    $         --    $           --    $10.00             31.06%
  Year ended 3/31/99.....             --              -0.08              --             -0.08      7.63            -20.74%
  Year ended 3/31/98.....             --              -0.52              --             -0.52      9.73             44.42%
  10/22/96(d) to
    3/31/97..............          -0.05              -1.85              --             -1.90      7.13              6.84%
AXA ROSENBERG
  INTERNATIONAL SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....  $       -0.19     $           --    $         --    $        -0.19    $11.81             32.04%
  Year ended 3/31/99.....          -0.09                 --              --             -0.09      9.11             -8.83%
  Year ended 3/31/98.....          -0.05              -0.06           -0.14             -0.25     10.10              2.51%
  9/23/96(d) to
    3/31/97..............             --                 --              --                --     10.13              1.30%
  Investor Shares
  Year ended 3/31/00.....          -0.17     $           --    $         --             -0.17    $11.77             31.47%
  Year ended 3/31/99.....          -0.06                 --              --             -0.06      9.10             -9.16%
  Year ended 3/31/98.....          -0.04              -0.06           -0.14             -0.24     10.09              2.22%
  10/29/96(d) to
    3/31/97..............             --                 --              --                --     10.13              0.90%
AXA ROSENBERG JAPAN FUND
  Institutional Shares
  Year ended 3/31/00.....          -0.01     $           --    $         --    $        -0.01    $ 7.92             45.24%
  Year ended 3/31/99.....             --                 --              --                --      5.46             15.68%
  Year ended 3/31/98.....             --                 --              --                --      4.72            -23.87%
  Year ended 3/31/97.....          -0.04                 --           -0.03             -0.07      6.20            -28.68%
  Year ended 3/31/96.....             --                 --           -0.08             -0.08      8.77             -1.20%
  Investor Shares
  Year ended 3/31/00.....  $          --     $           --    $         --    $           --    $ 7.89             45.04%
  Year ended 3/31/99.....             --                 --              --                --      5.44             15.50%
  Year ended 3/31/98.....             --                 --              --                --      4.71            -24.03%
  10/22/96(d) to
    3/31/97..............          -0.04                 --           -0.03             -0.07      6.20            -22.59%
AXA ROSENBERG VALUE
  MARKET NEUTRAL FUND
  Institutional Shares
  Year ended 3/31/00.....  $       -0.33     $           --    $         --    $        -0.33    $ 7.42            -14.13%
  Year ended 3/31/99.....          -0.27                 --              --             -0.27      8.99             -7.31%
  12/16/97(d) to
    3/31/98..............             --                 --              --                --      9.97             -0.30%
  Investor Shares
  Year ended 3/31/00.....  $       -0.30     $           --    $         --    $        -0.30    $ 7.41            -14.41%
  Year ended 3/31/99.....          -0.23                 --              --             -0.23      8.98             -7.66%
  12/18/97(d) to
    3/31/98..............             --                 --              --                --      9.96             -0.40%
AXA ROSENBERG DOUBLE
  ALPHA MARKET FUND
  Institutional Shares
  Year ended 3/31/00.....  $       -0.35     $        -0.83    $         --    $        -1.18    $ 8.41             -2.63%
  4/22/98(d) to
    3/31/99..............          -0.24                 --              --             -0.24      9.81              0.53%
  Investor Shares
  Year ended 3/31/00.....  $       -0.32     $        -0.83    $         --    $        -1.15    $ 8.40             -2.78%
  4/22/98(d) to
    3/31/99..............          -0.22                 --              --             -0.22      9.79              0.18%
AXA ROSENBERG SELECT
  SECTORS MARKET NEUTRAL
  FUND
  Institutional Shares
  Year ended 3/31/00.....  $       -0.42     $           --    $         --    $        -0.42    $11.05              9.82%
  10/19/98(d) to
    3/31/99..............          -0.05                 --              --             -0.05     10.46              5.14%
  Investor Shares
  Year ended 3/31/00.....  $       -0.40     $           --    $         --    $        -0.40    $10.99              9.39%
  11/11/98(d) to
    3/31/99..............          -0.04                 --              --             -0.04     10.43              4.71%

                             RATIOS TO AVERAGE NET ASSETS/
                                   SUPPLEMENTAL DATA
                           ----------------------------------

                                             NET INVESTMENT
                                              INCOME/(LOSS)
                             NET ASSETS,         BEFORE
                            END OF PERIOD       WAIVERS/
FISCAL YEAR OR PERIOD      (000'S OMITTED)   REIMBURSEMENTS
---------------------      ---------------  -----------------
AXA ROSENBERG U.S. SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....       $447,879              -0.05%
  Year ended 3/31/99.....        445,476               0.10%
  Year ended 3/31/98.....        537,891               0.04%
  Year ended 3/31/97.....         82,116              -0.12%
  Year ended 3/31/96.....         60,046               0.22%
  Adviser Shares
  Year ended 3/31/00.....       $  7,884              -0.23%
  Year ended 3/31/99.....         15,465              -0.06%
  Year ended 3/31/98.....         17,448              -0.22%
  1/21/97(d) to
    3/31/97..............            208               0.07%(c)
  Investor Shares
  Year ended 3/31/00.....       $ 11,400              -0.34%
  Year ended 3/31/99.....         16,228              -0.50%
  Year ended 3/31/98.....         33,724              -0.70%
  10/22/96(d) to
    3/31/97..............          2,375               0.07%(c)
AXA ROSENBERG
  INTERNATIONAL SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....       $ 44,628               0.98%
  Year ended 3/31/99.....         34,292               0.82%
  Year ended 3/31/98.....         39,218              -0.32%
  9/23/96(d) to
    3/31/97..............         12,859              -5.85%(c)
  Investor Shares
  Year ended 3/31/00.....       $  1,650               0.67%
  Year ended 3/31/99.....          1,697               0.08%
  Year ended 3/31/98.....          1,375              -0.83%
  10/29/96(d) to
    3/31/97..............            185              -5.52%(c)
AXA ROSENBERG JAPAN FUND
  Institutional Shares
  Year ended 3/31/00.....       $  1,512              -8.52%
  Year ended 3/31/99.....          1,053             -13.32%
  Year ended 3/31/98.....            866             -13.49%
  Year ended 3/31/97.....          1,009             -12.54%
  Year ended 3/31/96.....          1,378              -6.38%
  Investor Shares
  Year ended 3/31/00.....       $     95              -8.58%
  Year ended 3/31/99.....             48             -14.06%
  Year ended 3/31/98.....             50              -9.10%
  10/22/96(d) to
    3/31/97..............             13             -11.83%(c)
AXA ROSENBERG VALUE
  MARKET NEUTRAL FUND
  Institutional Shares
  Year ended 3/31/00.....       $ 74,401               2.46%
  Year ended 3/31/99.....        162,404               2.75%
  12/16/97(d) to
    3/31/98..............        168,080               2.72%(c)
  Investor Shares
  Year ended 3/31/00.....       $  6,155               2.01%
  Year ended 3/31/99.....         37,387               2.31%
  12/18/97(d) to
    3/31/98..............         35,223               2.28%(c)
AXA ROSENBERG DOUBLE
  ALPHA MARKET FUND
  Institutional Shares
  Year ended 3/31/00.....       $  7,528               2.12%
  4/22/98(d) to
    3/31/99..............          7,032               1.18%(c)
  Investor Shares
  Year ended 3/31/00.....       $     75               0.79%
  4/22/98(d) to
    3/31/99..............            257               1.39%(c)
AXA ROSENBERG SELECT
  SECTORS MARKET NEUTRAL
  FUND
  Institutional Shares
  Year ended 3/31/00.....       $ 27,835               3.45%
  10/19/98(d) to
    3/31/99..............         28,814               2.00%(c)
  Investor Shares
  Year ended 3/31/00.....       $    904               3.16%
  11/11/98(d) to
    3/31/99..............            539               1.30%(c)

FOOTNOTES TO THE FINANCIAL HIGHLIGHTS
(a) Calculated based on the average shares outstanding during the period.
(b) Distribution per share was less than $0.005.
(c) Annualized.
(d) Class inception date.

                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                           -------------------------------------------------------------------------------
                                                               EXPENSES        EXPENSES
                                                              (INCLUDING      (EXCLUDING
                                                               DIVIDEND        DIVIDEND
                           NET INVESTMENT                      EXPENSE,        EXPENSE,
                            INCOME/(LOSS)                      IF ANY)         IF ANY)
                               NET OF          EXPENSES         NET OF          NET OF
                               WAIVER/      BEFORE WAIVER/     WAIVER/         WAIVER/        PORTFOLIO
FISCAL YEAR OR PERIOD      REIMBURSEMENTS   REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  TURNOVER RATIO
---------------------      ---------------  --------------  --------------  --------------  --------------
AXA ROSENBERG U.S. SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....            0.02%        1.23%            --%           1.15%          141.78%
  Year ended 3/31/99.....            0.16%        1.19%            --%           1.15%          123.66%
  Year ended 3/31/98.....            0.19%        1.30%            --%           1.15%           77.70%
  Year ended 3/31/97.....            0.35%        1.54%            --%           1.07%          126.83%
  Year ended 3/31/96.....            0.47%        1.15%            --%           0.90%           71.87%
  Adviser Shares
  Year ended 3/31/00.....           -0.16%        1.39%            --%           1.31%          141.78%
  Year ended 3/31/99.....           -0.00%        1.35%            --%           1.29%          123.66%
  Year ended 3/31/98.....           -0.06%        1.56%            --%           1.40%           77.70%
  1/21/97(d) to
    3/31/97..............            0.46%(c)       1.54%(c)        --%          1.15%(c)       126.83%
  Investor Shares
  Year ended 3/31/00.....           -0.13%        1.50%            --%           1.28%          141.78%
  Year ended 3/31/99.....           -0.15%        1.77%            --%           1.42%          123.66%
  Year ended 3/31/98.....           -0.24%        2.05%            --%           1.59%           77.70%
  10/22/96(d) to
    3/31/97..............            0.46%(c)       1.54%(c)        --%          1.15%(c)       126.83%
AXA ROSENBERG
  INTERNATIONAL SMALL
  CAPITALIZATION FUND
  Institutional Shares
  Year ended 3/31/00.....            1.43%        1.96%            --%           1.50%          148.72%
  Year ended 3/31/99.....            1.29%        1.97%            --%           1.50%          111.05%
  Year ended 3/31/98.....            0.82%        2.64%            --%           1.50%           77.72%
  9/23/96(d) to
    3/31/97..............            0.11%(c)       7.46%(c)        --%          1.50%(c)         6.71%
  Investor Shares
  Year ended 3/31/00.....            1.14%        2.28%            --%           1.81%          148.72%
  Year ended 3/31/99.....            0.79%        2.66%            --%           1.95%          111.05%
  Year ended 3/31/98.....            0.61%        3.35%            --%           1.91%           77.72%
  10/29/96(d) to
    3/31/97..............            0.44%(c)       7.46%(c)        --%          1.50%(c)         6.71%
AXA ROSENBERG JAPAN FUND
  Institutional Shares
  Year ended 3/31/00.....           -0.71%        9.31%            --%           1.50%          100.31%
  Year ended 3/31/99.....           -0.50%       14.32%            --%           1.50%          152.20%
  Year ended 3/31/98.....           -0.74%       14.25%            --%           1.50%          102.13%
  Year ended 3/31/97.....           -0.63%       13.33%            --%           1.42%           51.70%
  Year ended 3/31/96.....           -0.22%        7.16%            --%           1.00%           60.60%
  Investor Shares
  Year ended 3/31/00.....           -0.95%        9.40%            --%           1.75%          100.31%
  Year ended 3/31/99.....           -0.91%       14.95%            --%           1.80%          152.50%
  Year ended 3/31/98.....           -0.82%       10.12%            --%           1.85%          102.13%
  10/22/96(d) to
    3/31/97..............            0.00%(c)      13.33%(c)        --%          1.50%(c)        51.70%
AXA ROSENBERG VALUE
  MARKET NEUTRAL FUND
  Institutional Shares
  Year ended 3/31/00.....            2.82%        3.40%          3.04%           2.00%          139.22%
  Year ended 3/31/99.....            2.97%        3.07%          2.85%           2.00%          205.32%
  12/16/97(d) to
    3/31/98..............            3.31%(c)       3.33%(c)      2.75%(c)       2.00%(c)       232.93%
  Investor Shares
  Year ended 3/31/00.....            2.36%        3.70%          3.35%           2.29%          139.22%
  Year ended 3/31/99.....            2.53%        3.52%          3.31%           2.45%          205.32%
  12/18/97(d) to
    3/31/98..............            2.82%(c)       3.87%(c)      3.34%(c)       2.50%(c)       232.93%
AXA ROSENBERG DOUBLE
  ALPHA MARKET FUND
  Institutional Shares
  Year ended 3/31/00.....            3.76%        1.99%            --%           0.35%          144.75%
  4/22/98(d) to
    3/31/99..............            2.81%(c)       1.98%(c)        --%          0.35%(c)       154.45%
  Investor Shares
  Year ended 3/31/00.....            2.42%        2.23%            --%           0.60%          144.75%
  4/22/98(d) to
    3/31/99..............            3.07%(c)       2.14%(c)        --%          0.45%(c)       154.45%
AXA ROSENBERG SELECT
  SECTORS MARKET NEUTRAL
  FUND
  Institutional Shares
  Year ended 3/31/00.....            3.99%        2.81%          2.27%           1.25%          368.26%
  10/19/98(d) to
    3/31/99..............            3.15%(c)       3.90%(c)      2.75%(c)       1.25%(c)       145.22%
  Investor Shares
  Year ended 3/31/00.....            3.72%        3.11%          2.55%           1.52%          368.26%
  11/11/98(d) to
    3/31/99..............            2.26%(c)       3.73%(c)      2.77%(c)       1.46%(c)       145.22%

FOOTNOTES TO THE FINANCIAL HIGHLIGHTS
(a) Calculated based on the average shares outstanding during the period.
(b) Distribution per share was less than $0.005.
(c) Annualized.
(d) Class inception date.

                                       4